Exhibit 99.7
PATENT SECURITY AGREEMENT
          PATENT SECURITY AGREEMENT, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. (“L.P.”), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. (“USA”), Don Sherwood Golf Shop (“Don Sherwood”), Golfsmith NU, L.L.C. (“NU”) and Golfsmith Licensing, L.L.C., (referred to herein individually as “Grantor” and collectively as “Grantors”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent (in such capacity, “Agent”) for itself and Lenders from time to time party to the Credit Agreement defined below (“Lenders”).
W I T N E S S E T H:
          WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. (“L.P.”), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. (“USA”), Don Sherwood Golf Shop (“Don Sherwood”), Golfsmith NU, L.L.C. (“NU”), and Golfsmith Licensing, L.L.C., each as a Credit Party (with L.P., NU and USA, Don Sherwood as Borrowers), Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time further amended, restated, supplemented or otherwise modified, the “Credit Agreement”) the Lenders have agreed to amend and restate the Existing Credit Agreement and to maintain and make available to Borrowers, upon terms and conditions thereof, the Revolving Loans and Letters of Credit provided for in the Credit Agreement;
          WHEREAS, Agent and Lenders are willing to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantor shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain Amended and Restated Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time further amended, restated, supplemented or otherwise modified, the “Security Agreement”);
          WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Patent Security Agreement;
          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

          1 DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A thereto to the Credit Agreement.
          2 GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby grants to Agent, on behalf of itself and Lenders, a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):
          (a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;
          (b) all reissues, continuations or extensions of the foregoing; and
          (c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.
          3 SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[signature page follows]

          IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GOLFSMITH INTERNATIONAL, L.P.
By Golfsmith GP, L.L.C., as General Partner

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH NU, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH USA, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

DON SHERWOOD GOLF SHOP

By:	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH INTERNATIONAL, INC.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer, CFO & Senior Vice-President

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer, CFO & Senior Vice-President

GOLFSMITH GP HOLDINGS, INC.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH HOLDINGS, L.P.
By Golfsmith GP Holdings, Inc., as General Partner

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH GP, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH DELAWARE, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH CANADA, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH EUROPE, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

GOLFSMITH LICENSING, L.L.C.

By	s/ Virginia Bunte
Name: Virginia Bunte
Title: Treasurer

ACCEPTED AND ACKNOWLEDGED BY:
GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By:	s/ Daniel Glickman

Name: Daniel Glickman
Title: Authorized Signatory

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith GP Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International, L.P., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith NU, L.L.C. who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith USA, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Don Sherwood Golf Shop, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Holdings, L.P., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith GP, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Delaware, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Canada, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Europe, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Licensing, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS
U.S. PATENTS

	Number	Date	Issue Title	Owner of Record
1.	D376,399	10/10/96	Golf Club Head	Union Planters Bank/Lynx Golf, Inc.

2.	D365,445	12/26/95	Golf Club Bag	Union Planters Bank/Lynx Golf, Inc.

3.	D350,581	9/13/94	Golf Club Putter Head	Lynx Golf, Inc.

4.	D350,583	9/13/94	Golf Club Putter Head	Union Planters Bank/Lynx Golf, Inc.

5.	D371,640	7/9/96	Golf Club Having a Reinforced Thumb Portion	Union Planters Bank/Lynx Golf, Inc.

6.	D326,885	6/9/92	Golf Putter Head	Custom Golf Clubs, Inc.

7.	5,626,528	5/6/97	Golf Club Head and Hosel Construction	Golfsmith Licensing, L.L.C.

8.	5,951,411	9/14/99	Hosel Coupling Assembly and Method of Using Same	Golfsmith Licensing, L.L.C.

9.	5,851,155	12/22/98	Hosel Construction and Method of making the Same	Golfsmith Licensing, L.L.C.

10.	6,273,828	8/14/01	Hosel Construction and Method of Making the Same	Golfsmith Licensing, L.L.C.

11.	6,524,197	2/25/03	Golf Club Head Having a Device for Resisting Expansion Between Opposing Walls During Ball Impact (Compressor)	Golfsmith Licensing, L.L.C.

12.	6,769,994	8/3/04	Shot Hosel Construction	Golfsmith Licensing, L.L.C.

13.	6,669,573	12/30/03	Hosel Construction and Method of Making Same	Golfsmith Licensing, L.L.C.

14.	5,997,415	12/7/99	Golf Club Head	Golfsmith Licensing, L.L.C.

	Number	Date	Issue Title	Owner of Record
15.	D363,102	10/10/95	Golf Club Head	Golfsmith Licensing, L.L.C.

16.	D364,435	11/21/95	Golf Club Head	Golfsmith Licensing, L.L.C.

17.	D364,908	12/5/95	Golf Putter Head	Golfsmith Licensing, L.L.C.

18.	D366,683	1/30/96	Golf Club Head	Golfsmith Licensing, L.L.C.

PATENT LICENSES

	Licensor	Licensee	Patent	Date
1.	Richard Weiss	Golfsmith International, Inc.	N/A	4/24/00 amended 6/11/01

2.	Richard Weiss	Golfsmith International, Inc.	N/A	6/30/99 amended 6/11/01

3.	Anthony J. Antonious	Golfsmith International, Inc.	5,735,754; D434,096; D498,508	9/15/05

4.	United States Golf Association	Golfsmith International, Inc.	6,837,094	10/15/05
     By an instrument dated January 4, 2002, the Company assigned to TIA Sports Co., a California corporation, the foreign rights based the following Patent Cooperation Treaty application: Serial No. PCT/US02/14551 filed May 7, 2002.